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                                                                   EXHIBIT 10(i)
                          CLASS D PREFERRED SECURITIES
                          ----------------------------

                             SUBSCRIPTION AGREEMENT
                             ----------------------

         THIS SUBSCRIPTION AGREEMENT (this "Agreement") is entered into as of May ___, 2001, among HUNTINGTON PREFERRED CAPITAL, INC., an Ohio corporation (the "Issuer"), HUNTINGTON PREFERRED CAPITAL HOLDINGS, INC., an Indiana corporation ("HOLDINGS") and THE HUNTINGTON NATIONAL BANK ("HNB").

                                    RECITALS
                                    --------

         A. Holdings desires to purchase from the Issuer, and the Issuer desires to sell to Holdings, 14,000,000 of the Issuer's Class D preferred securities, $25.00 liquidation amount per share (the "Class D preferred securities"), for the sum of $350,000,000.00 or its equivalent in tangible and intangible assets.

         B. The Class D preferred securities are not at this time registered with the Securities and Exchange Commission (the "SEC"); and this purchase and sale of the Class D preferred securities is being made in reliance on the exemption from registration under Section 4(2) of the Securities Act of 1933, as amended. The Class D preferred securities may be registered with the SEC at some future time.

         C. The Class D preferred securities will be convertible in certain circumstances at the direction of the Office of the Comptroller of the Currency (the "OCC") into a like number of HNB Class D Preferred Shares, $25.00 liquidation amount per share (the "Class D conversion shares"). The Class D conversion shares into which the Class D preferred securities would be converted if the circumstances arose may be registered with the OCC under its national bank securities regulations at some future time.

         C. The rights, preferences, and other terms of the Class D conversion shares are substantially the same as the rights, preferences, and other terms of the Class D preferred securities, except that the Class D conversion shares would not be listed on any national securities exchange or national quotation system, would not have any voting rights, and would not have any right to elect additional independent directors if dividends are missed. .

                                    AGREEMENT
                                    ---------

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. Subscription to Securities. Holdings hereby subscribes to the Class D preferred securities and agrees to pay therefor the sum of $350,000,000.00 or its equivalent in tangible or intangible assets.

         2. Representations and Warranties of Holdings. Holdings hereby warrants and represents to and agrees with Issuer and HNB that:


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         a. Holdings is aware that, in reliance on certain exemptions therefrom, the Class D preferred securities have not been registered with the SEC or any state securities authority, and that the Class D conversion shares have not been registered with the OCC.

         b. Holdings is purchasing the Class D preferred securities as an investment and not with a current view to resale thereof, but Holdings does intend to sell such securities to investors at some future date.

         c. Holdings is aware of the kind of information that would be available in a registration statement filed under the provisions of the Securities Act of 1933 or under the National Bank Act, 12 U.S.C. 1 et seq., and related national banking legislation.

         d. Holdings has had access to the same kind of information about the Issuer and HNB that would be available in such registration statements and to additional information necessary to verify the accuracy of such information.

         e. Holdings has such knowledge and experience in financial and business matters that it is able to evaluate the merits and risks of this investment and to bear the economic risks of this investment.

         f. Holdings understands that neither the Class D preferred securities nor the Class D conversion shares are at present publicly traded, that no market for them currently exists, and that there can be no assurance that an active and liquid trading market will develop at any time or continue for either the Class D preferred securities or the Class D conversion shares.

         g. Holdings shall indemnify and save harmless the Issuer and HNB, their respective officers, directors, promoters, incorporator, employees and agents from any and all liabilities, claims, demands, suits or other proceedings arising out of any breach or alleged breach of the foregoing warranties and representations.

         h. The certificates evidencing the Class D preferred securities, and if converted, the Class D conversion shares, shall bear the following legend in conspicuous type:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION WITHOUT AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED.

         j. Holdings has received and reviewed copies of the express terms of the Class D preferred securities and of the Class D conversion shares.

    3. Conversion of the Securities. If at any time after the issuance of the Class D preferred securities, the OCC directs HNB in writing to cause the Class D preferred securities to

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be converted into the Class D conversion shares, because (i) HNB is undercapitalized under the prompt corrective regulations, 12 C.F.R. 6.4(b), (ii) HNB is placed into conservatorship or receivership, or (iii) the OCC, in its sole discretion, anticipates HNB becoming undercapitalized in the near term, then

                  (a) Holdings or any subsequent holder or holders of the Class D preferred securities shall immediately, in accordance with procedures set forth in the prospectus pursuant to which the Class D preferred securities were sold, exchange such securities for Class D conversion shares, on a one share for one share basis, by delivering any and all certificates representing any of the Class D preferred securities to HNB, properly endorsed for transfer,

                  (b) HNB shall immediately and unconditionally issue the required Class D conversion shares to Holdings or to any subsequent holder or holders of the Class D preferred securities, and

                  (c) any and all accrued but unpaid dividends on the Class D preferred securities through the date of the conversion shall be deemed to be accrued and unpaid dividends on the related Class D conversion shares.

         4. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original as against any party whose signature appears thereon and all of which together shall constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as signatories.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.

                                    HUNTINGTON PREFERRED CAPITAL, INC.

                                    By:______________________________________
                                       Steven A. Hinshaw, Vice President

                                    HUNTINGTON PREFERRED CAPITAL
                                      HOLDINGS, INC.

                                    By:______________________________________
                                             Gregory C. Sheridan, President




                                    THE HUNTINGTON NATIONAL BANK


                                    By:___________________________________
                                    Print Name:____________________________
                                    Title:__________________________________

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STATE OF OHIO

COUNTY OF FRANKLIN

         I, Steven A. Hinshaw, being duly sworn, state that I am the Vice President of Huntington Preferred Capital, Inc., and that the foregoing statements are true and correct to the best of my knowledge and belief.


                                              -------------------------------
                                              Steven A. Hinshaw, Vice President

SWORN TO AND SUBSCRIBED IN MY PRESENCE ON MAY _____, 2001.


                                              -------------------------------
                                              NOTARY PUBLIC



STATE OF INDIANA

COUNTY OF __________

         I, Gregory C. Sheridan, being duly sworn, state that I am the President of Huntington Preferred Capital Holdings, Inc., and that the foregoing statements are true and correct to the best of my knowledge and belief.


                                              -------------------------------
                                              Gregory C. Sheridan, President


SWORN TO AND SUBSCRIBED IN MY PRESENCE ON MAY _____, 2001


                                              -------------------------------
                                              NOTARY PUBLIC



STATE OF OHIO

COUNTY OF FRANKLIN

         I, ______________, being duly sworn, state that I am the ________________ of The Huntington National Bank, and that the foregoing statements are true and correct to the best of my knowledge and belief.


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                                              ---------------------------------
                                              Print name:______________________

SWORN TO AND SUBSCRIBED IN MY PRESENCE ON MAY _____, 2001.



                                              -------------------------------
                                              NOTARY PUBLIC


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